Exhibit 10.1

EXECUTION VERSION

FORBEARANCE AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

This FORBEARANCE AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of May 20, 2015 (the “Effective Date”), is by and among Sabine Oil & Gas Corporation (f/k/a Sabine Oil & Gas LLC), a New York corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”) and Wilmington Trust, National Association (as successor to Bank of America, N.A.), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of December 14, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has entered into that certain Forbearance and First Amendment to the Second Amended and Restated Credit Agreement, among the Borrower, the lenders party thereto and Wells Fargo Bank, National Association;

WHEREAS, the Borrower has asked the Administrative Agent and the Lenders to forbear from exercising certain rights and remedies under the Credit Agreement and the other Loan Documents with respect to certain Anticipated Events of Default (as hereinafter defined);

WHEREAS, upon the terms and conditions contained herein, the Administrative Agent and the other Lenders (acting by and through the Administrative Agent) are prepared to forbear from the exercise of certain rights and remedies otherwise available to them at law, in equity or by agreement as a result of such Anticipated Events of Default upon the terms set forth herein, without waiving any of their other rights or remedies;

WHEREAS, the forbearance by the Administrative Agent and the Lenders as provided for in this Agreement shall result in direct and tangible benefits to the Borrower and the other Loan Parties;

WHEREAS, the Administrative Agent and the Lenders are willing to grant such forbearance and enter into certain amendments to the Credit Agreement subject to the terms and conditions set forth herein; and

WHEREAS, the parties hereto desire to evidence their understanding with respect to performance by the Borrower during the Forbearance Period (as hereinafter defined) and to evidence certain covenants and other undertakings and agreements made by the Borrower.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.              Definitions.  (a)  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

(b)           As used in this Agreement, the following terms have the meanings specified below:

“Ad Hoc Committee of Second Lien Lenders” means that certain committee of Lenders represented by Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”) and Houlihan Lokey, Inc. (“Houlihan Lokey”).

“Disclosure Restrictions” means neither the Borrower nor any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by any Governmental Requirement or any binding agreement, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) that constitutes non-public information with respect to any public-side Lender in the Ad Hoc Committee of Second Lien Lenders.

“Financial Advisor” means a financial advisor to the Ad Hoc Committee of Second Lien Lenders, which as of the Forbearance Effective Date is Houlihan Lokey.

“Forbearance Effective Date” means May 20, 2015.

“Forbearance Period” has the meaning assigned to such term in Section 3(a) of this Agreement.

Section 2.              Acknowledgments by the Borrower.  The Borrower acknowledges and agrees as follows:

(a)           Accuracy of Preliminary Statement.  The Preliminary Statement is accurate and is a part of this Agreement.

(b)           Anticipated Events of Default.  The Borrower anticipates that the following Events of Default will occur (the “Anticipated Events of Default”):

(i)                                     The Borrower has failed to comply with the requirement of Section 8.01(a) of the Credit Agreement that stipulates the annual financial statements of the Borrower to be delivered no later than 90 days after

-Sabine Oil & Gas Forbearance
and Third Amendment-

the end of each fiscal year of the Borrower shall be issued without a “going concern” or like qualification or exception, which failure will constitute an Event of Default under Section 10.01(d) of the Credit Agreement upon expiration of the notice period with respect thereto, which notice shall be deemed to have been delivered to the Borrower on April 8, 2015.

(ii)                                  The Borrower is in default under Section 10.01(b) of the Credit Agreement as a result of the failure to pay interest on April 21, 2015 (the “Subject Amount”), which failure will constitute an Event of Default under Section 10.01(b) of the Credit Agreement upon expiration of the 30 day grace period (unless paid or waived before the expiration of such grace period).

(c)           Acknowledgment of Indebtedness.  The Borrower agrees that (i) as of May 20, 2015, the Borrower is indebted to the Administrative Agent and the Lenders in the principal amount of $700,000,000 and approximately $20,390,000 in accrued unpaid interest as of May 20, 2015, under the Credit Agreement; (ii) all such amounts remain outstanding and unpaid without setoff, counterclaim or defenses; and (iii) all such amounts are subject to increase or other adjustment as a result of any and all interest, fees and other charges including, without limitation, advisors’ fees, attorneys’ fees and costs of collection to the extent that such amounts are payable to the Administrative Agent and/or the Lenders under the Loan Documents.

(d)           Agreement regarding Legal Counsel and Financial Advisor.  The Borrower agrees that notwithstanding anything to the contrary in Section 8.07 or Section 12.03 of the Credit Agreement or in any other provision of the Credit Agreement or any other Loan Document, the Ad Hoc Committee of Second Lien Lenders has engaged and retained Paul Weiss, as primary counsel, and Haynes and Boone, LLP (“Haynes & Boone”), as local-Texas counsel, the Administrative Agent has engaged and retained Alston & Bird LLP (“Alston”) as legal counsel and the Ad Hoc Committee of Second Lien Lenders has engaged and retained Houlihan Lokey, as Financial Advisor, and the Borrower expressly agrees to reimburse the Ad Hoc Committee of Second Lien Lenders and Administrative Agent for all reasonable and documented out-of-pocket fees, costs and expenses incurred by the Ad Hoc Committee of Second Lien Lenders and Administrative Agent as a result of such engagements; provided, however, notwithstanding anything to the contrary herein or in any other Loan Document, Paul Weiss, Haynes & Boone and Alston (or any firm which replaces any of the foregoing as counsel to the Ad Hoc Committee of Second Lien Lenders or the Agent) shall be the only legal counsel and the Financial Advisor shall be the only financial or similar advisor for which the Borrower shall be responsible for paying and reimbursing fees and expenses.

(e)           Reservation of Rights.  Except for the rights, powers and remedies which the Administrative Agent and the Lenders agree to forbear from exercising during the Forbearance Period pursuant to Section 3 below, the Borrower and each other Loan Party acknowledges and agrees that the Administrative Agent and the Lenders hereby reserve all rights, powers and remedies under the Credit Agreement, the other Loan Documents, and applicable law in connection with any violation or noncompliance by any Loan Party with the terms of the Credit Agreement or any of the other Loan Documents.

(f)            General Cooperation from the Borrower.  Subject to the Disclosure Restrictions, the Borrower shall, and shall cause its officers, employees and advisors to use reasonable efforts to cooperate in all material respects with the Administrative Agent, the Ad Hoc Committee of Second Lien Lenders and their respective designees (including Paul Weiss, Haynes & Boone, Alston and the Financial Advisor) in furnishing information available to the Borrower promptly upon (or, if later, as soon as reasonably practicable after) receipt of the written request by the Administrative Agent, the Ad Hoc Committee of Second Lien Lenders or their respective designees regarding the Collateral or the Borrower’s financial affairs, finances, financial condition, business and operations.  At the reasonable written request of the Administrative Agent or the Ad Hoc Committee of Second Lien Lenders, subject to the Disclosure Restrictions, the chief executive officer, the chief financial officer and other senior management of the Borrower and any other Loan Party and such other officers, employees and advisors of the Borrower and any other Loan Party requested by the Administrative Agent, the Ad Hoc Committee of Second Lien Lenders or their respective designees, shall make themselves available to discuss any matters regarding the Collateral or the Borrower’s financial affairs, financial condition, business and operations, all upon prior notice during normal business hours, and shall direct and authorize all such persons and entities, subject to the Disclosure Restrictions, to disclose to the Administrative Agent, the Ad Hoc Committee of Second Lien Lenders and their respective designees the information requested by the Administrative Agent, the Ad Hoc Committee of Second Lien Lenders or their respective designees (including Paul Weiss, Haynes & Boone, Alston and the Financial Advisor) regarding the foregoing. For the avoidance of doubt, all such information and materials furnished hereunder shall constitute “Information” for all purposes of the Credit Agreement, regardless of whether such information or materials are marked as confidential.

(g)           [Reserved].

(h)           Acknowledgement of Default Rate.  The Borrower hereby acknowledges that in accordance with Section 3.02(c) of the Credit Agreement, the Subject Amount shall bear interest, after as well as before judgment, from the date of such non-payment (April 21, 2015) to the date on which such amount is paid in full, at a rate per annum, not to exceed the Highest Lawful Rate, equal to 2% plus the rate per annum applicable to ABR Loans as provided in Section 3.02(a) of the Credit Agreement and the Borrower hereby waives all objections to the accrual of interest at such rate.

Section 3.              Forbearance by the Administrative Agent and the Lenders

(a)           Forbearance Period.  At the request of the Borrower, the Administrative Agent and the Lenders  (solely in their capacities as Lenders) agree to forbear from the exercise of their rights and remedies, whether at law, in equity, by agreement or otherwise, available to the Administrative Agent and/or the Lenders as a result of the Anticipated Events of Default until the earliest to occur of the following:  (i) the failure of the Borrower to comply with Sections 2 (other than 2(e)), 3(e), 4, 6 or 11 of this Agreement);  (ii) the occurrence of any Event of Default under the Credit Agreement or any other Loan Document (other than the Anticipated Events of Default); (iii) any holder of obligations under the ABL Facility, Senior Notes, or any other Material Indebtedness or any agent, trustee or representative on behalf of any such holder shall exercise or seek to exercise any rights or remedies (including set off or declaring any such Indebtedness due and payable), whether under or pursuant to the ABL Documents or any applicable indenture, loan agreement or similar agreement or under applicable law, in respect of the Borrower or any of the other Loan Parties or any of their respective Property and whether as a secured or unsecured creditor; or (iv) June 30, 2015 (the period beginning on the Effective Date and terminating or expiring on the earliest of such dates being hereinafter referred to as the “Forbearance Period”); provided, however, the Administrative Agent shall provide the Borrower with prompt written notice upon any termination.

(b)           Termination of Forbearance Period.  The Borrower acknowledges and agrees that upon the occurrence of any of the events set forth in clauses (i) through (iv) of paragraph (a) above, the provisions of this Section 3 of this Agreement shall automatically and immediately terminate without any further action by, or notice being due from the Administrative Agent or any Lender, and the Administrative Agent and the Lenders may proceed (but are not required), to the extent an Event of Default is then continuing to exercise any and all rights and remedies which the Administrative Agent and the Lenders may have upon the occurrence of an Event of Default, including, without limitation, the Anticipated Events of Default, and including declaring the Loans and the other Indebtedness under the Loan Documents to be immediately due and payable without further notice.

(c)           Acknowledgment regarding Forbearance.  The Borrower acknowledges that neither the Administrative Agent nor any Lender has made any assurances concerning (i) any possibility of an extension of the Forbearance Period; (ii) the manner in which or whether the Anticipated Events of Default may be resolved; or (iii) any additional forbearance, waiver, restructuring or other accommodations.  The Borrower agrees that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Administrative Agent or Lenders may be entitled to take or bring in order to enforce their rights and remedies against the Borrower are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(d)           [Reserved].

(e)           Forbearance Period Notice.  The Borrower will furnish to the Administrative Agent and Paul Weiss promptly, after a Responsible Officer of the Borrower or any of the Restricted Subsidiaries or any employee of Zolfo Cooper, Lazard Ltd. or Kirkland & Ellis LLP obtains actual knowledge, notice of the occurrence of any failure of the Borrower or the Restricted Subsidiaries to satisfy any of Sections 2 (other than 2(e)), 4, 6 or 11 herein, which notice shall specify the nature of such failure.

Section 4.              Forbearance Period Conditions.  As a condition to the occurrence and continuation of the Forbearance Period, at all times during (i) the occurrence and continuation of any Event of Default under the Credit Agreement or any other Loan Document or (ii) the Forbearance Period, or both (collectively, the “Subject Period”), the parties hereto hereby agree:

(a)           The Liens more particularly described below shall not be included as Permitted Liens unless such Liens are incurred at a time when (i) no Event of Default has occurred and is continuing or (ii) the Borrower is not aware of any event or circumstance which could result in an Event of Default occurring:

“Liens (i) on cash or securities pledged to secure performance to the seller of any Property to be acquired in an Investment pursuant to Section 9.03 to be applied against the purchase price for such Investment and (ii) consisting of an agreement to dispose of any Property in an Asset Sale permitted under Section 9.09, in each case, solely to the extent such investment or disposition, as the case may be, would have been permitted on the date of the creation of such Lien;”

(b)           No Restricted Subsidiary of the Borrower shall be permitted to become an Unrestricted Subsidiary.

(c)           The reinvestment rights described in the two provisos to Section 3.04(d)(i) of the Credit Agreement shall not be applicable to any sale, transfer or disposition of Property consummated during the Subject Period.

(d)           The Borrower will furnish to the Administrative Agent for distribution to each Lender prior written notice of any (A) changes to the material terms of any commodity price Swap Agreement, termination of any Swap Agreement (other than upon final settlement at expiration thereof) or creation of any off-setting position in respect of any hedge positions under any such Swap Agreement of the Borrower or any Subsidiary (whether evidenced by a floor, put or Swap Agreement) or (B) Asset Sales by the Borrower or any Subsidiary Guarantor of any Oil and Gas Properties or any Equity Interests in any Subsidiary Guarantor owning Oil and Gas Properties with a value exceeding at any time $1,000,000 in the aggregate for each Asset Sale or series of related Asset Sales and (y) written notice promptly, but within two Business Days, after the Borrower or any Subsidiary Guarantor obtains actual knowledge that a counterparty to any commodity hedge position has terminated all or any portion of such hedge position.

(e)           The Borrower will, and will cause each Restricted Subsidiary to, maintain financial records in accordance with GAAP, and keep proper books of record which full, true and correct entries are made of all dealings and transactions in relation to its business and assets. The Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice to the Borrower, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours as often as reasonably requested; provided, that, only the Administrative Agent, the Financial Advisor and their representatives and independent contractors on behalf of the Lenders may exercise rights under this Section 4(e); provided, further that, the Administrative Agent, the Financial Advisor and their representatives and independent contractors may do any of the foregoing at any time during normal business hours upon reasonable advance notice; provided, that, notwithstanding the foregoing, this clause (d) shall only apply at such time as the Forbearance Period is in effect.

(f)            The Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist Indebtedness under Capital Lease Obligations and purchase money Indebtedness in an aggregate amount at any time outstanding exceeding $2,000,000 (other than any such Indebtedness existing as of the Effective Date).

(g)           The Borrower and the Restricted Subsidiaries may incur, create, assume  or suffer to exist intercompany Indebtedness incurred by a Loan Party or any Subsidiary owing to the Borrower or any Subsidiaries; provided that, other than with respect to any such Indebtedness owing from a Subsidiary that is not a Guarantor to a Subsidiary that is not a Guarantor, any such Indebtedness shall (A) be evidenced by the Intercompany Note (as such term is defined in the ABL Credit Agreement as in effect on the date hereof) or (B) with respect to any such Indebtedness that is owed by a Loan Party to a Subsidiary that is not a Guarantor, otherwise subject to subordination terms substantially identical to the subordination terms in the form of Intercompany Note set forth in Exhibit I to the ABL Credit Agreement as in effect on the date hereof; provided, further, any such Indebtedness owing by a Subsidiary that is not a Guarantor to a Loan Party shall not exceed the amount permitted by clause (l) below.

(h)           The Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist any Indebtedness as more particularly described in Section 9.01(b)(xiv) of the Credit Agreement (other than any such Indebtedness existing as of the Effective Date).

(i)            The Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist any Lien on its Property as more particularly described in clause (19) of the definition of Permitted Liens (other than any such Lien existing as of the Effective Date).

(j)            The Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or permit to exist any Lien on its Property securing Guarantees as more particularly described in Section 9.01(b)(viii) (other than any such Lien existing as of the date hereof).

(k)           The Borrower will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, a Restricted Payment as more particularly described in Section 9.03(b)(v) of the Credit Agreement.

(l)            The Borrower will not, and will not permit any Restricted Subsidiary to, make or permit to remain outstanding any Investments made by a Loan Party in a Subsidiary that is not a Guarantor or Holdings in an amount exceeding, at the time such Investment is made and when combined with each other Investment of such type made pursuant to the definition of Permitted Investments, the amount of such Investments outstanding as of the Effective Date plus $3,000,000 in the aggregate for all such Investments made since the Effective Date.

(m)          The Borrower will not, and will not permit any Restricted Subsidiary to, make any Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities (each a “venture”) entered into by the Borrower or a Restricted Subsidiary with others in the ordinary course of business except (i) any such venture that is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, (ii) where the interest in such venture is acquired in the ordinary course of business and on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, $2,000,0000 in the aggregate for all such Investments made pursuant to the definition of Permitted Investments.

(n)           The Borrower will not, and will not permit any Restricted Subsidiary to, make any Investments as more particularly described in clause (8) of Permitted Investments.

(o)           The Borrower will not, and will not permit any Restricted Subsidiary to, make any Investments otherwise permitted by clause (16) of Permitted Investments or Section 9.03(a) of the Credit Agreement if the Fair Market Value of any such Investment made since the Effective Date at the time such Investment is made (as determined by the Borrower in good faith), when combined with each other Investment made pursuant to such clause (16) exceeds in the aggregate $1,000,000 at any time; provided, that, notwithstanding the foregoing provisions of this clause (n), the Borrower shall not be permitted to make Investments of the type referred to in clause (8) of Permitted Investments under this clause (n).

(p)           The first sentence of Section 9.09(b) of the Credit Agreement shall be deemed to have a proviso at the end thereof that reads in its entirety as follows:

“provided, however, with respect to any Asset Sale of Borrowing Base Properties (as such term is defined in the ABL Credit Agreement) or Equity Interests in any Person that owns Borrowing Base Properties (as such term is defined in the ABL Credit Agreement), the consideration received from such Asset Sale shall comprise 100% cash.

(q)           The Borrower and the Restricted Subsidiaries may not consummate an Asset Sale of Property or assets to the Borrower or to another Subsidiary.

Section 5.              Amendments to Credit Agreement.  The Credit Agreement is hereby amended as set forth below.

(a)           Section 1.02.  Section 1.02 of the Credit Agreement is hereby amended by adding the following definitions to such Section in appropriate alphabetical order:

“Forbearance” means the Forbearance Agreement and Third Amendment to Credit Agreement dated as of the Forbearance Effective Date, by and among the Borrower, the Lenders party thereto and the Administrative Agent.”

“Forbearance Effective Date” has the meaning provided such term in the Forbearance.

(b)           Section 1.02; Permitted Liens. The definition of “Permitted Liens” as set forth in Section 1.02 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (32) therein, (ii) deleting the “.” at the end of clause (33) therein and replacing it with

“; and” and (iii) adding a new clause (34) immediately following clause (33) which reads in its entirety as follows:

“(33)       Liens on cash securing the obligations previously supported by one or more of the Letters of Credit described on Annex II of the Forbearance.”

(c)           Section 9.03.  Restricted Payments.  Section 9.03(b) of the Credit Agreement is hereby amended by deleting clauses (viii) and (ix) and replacing them with [Reserved].

Section 6.              Milestones and Deliverables.  The Borrower agrees that during the continuation of the Forbearance Period, any Anticipated Event of Default or any Event of Default under Section 10.01(g) or (h) of the Credit Agreement as follows:

(i)            It will cause its advisors to hold weekly calls with Paul Weiss and the Financial Advisor (unless otherwise waived by Paul Weiss and the Financial Advisor in their sole discretion).

(ii)           It will deliver to the Administrative Agent, Paul Weiss and the Financial Advisor a copy of the current draft business plan, on or prior to the Effective Date and a copy of each updated business plan as it becomes available.

(iii)          It will cause its senior management and its advisors to make  presentations to the Lenders at times and places as the Administrative Agent or the Financial Advisor may reasonably request.

(iv)          Promptly, but in any event by the tenth (10th) Business Day of each calendar month commencing June 12, 2015, a report as of the last day of the preceding calendar month in reasonable detail in the form of Annex I to this Agreement of (a) the Borrower’s and its Subsidiaries’ accounts payable and payments and (b) all written demands or claims related to or asserting any Liens in respect of property or assets of the Borrower or any Loan Party (including Liens imposed by law, such as landlord’s, vendors’, suppliers’ carriers’, warehousemen’s, repairmen’s, construction contractors’, workers’ and mechanics’ liens and other similar liens) if the amount demanded or claimed exceeds individually or in the aggregate, $3,000,000.

(v)           (x) On or before the tenth (10th) Business Day of each calendar month, commencing June 12, 2015, a cash flow forecast of the Borrower and its Subsidiaries for the next period of thirteen weeks, in form substantially consistent to the cash flow forecast delivered pursuant to Section 7(i) of this Agreement and (y) on or before each Tuesday of each calendar week, commencing May 26, 2015, (A) a reconciliation with weekly detail to the previous month’s cash flow forecast and an explanation in reasonable detail of the reasons for the variation and (B) a statement indicating in reasonable detail the cash balance as of the previous Friday of the Borrower and its Subsidiaries.

(vi)          Promptly, and in any event by the 30th day of each month (or, in the case of the month of February, the 28th day), commencing May 30, 2015, a monthly income statement, balance sheet and detail of capital expenditures for each of the months most recently ending on or after April 30, 2015.

It being acknowledged and agreed to by the Borrower that, all documents and information provided to Administrative Agent pursuant to clauses (ii) through and including (vi) above, the Administrative Agent shall provide each private-side Lender with all such documents and information, including, without limitation, all plans, proposals, presentations, reports, forecasts, and documents related to each of the foregoing as applicable, subject to any confidentiality provisions as provided for in the Credit Agreement (regardless of whether such plans, proposals, reports or forecasts are marked as confidential).  Conditions to Effective Date.  This Agreement shall become effective as of the Effective Date when all of the conditions set forth in this Section 7 have been satisfied.

Section 7.              Conditions to Effective Date.  This Agreement shall become effective as of the Effective Date when all of the conditions set forth in this Section 7 have been satisfied.

(a)           The Administrative Agent shall have received one or more counterparts of this Agreement, duly executed and delivered by the Borrower, the Guarantors and the requisite Lenders.

(b)           The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be (i) all fees, costs and expenses due and payable pursuant to Section 3.05 of the Credit Agreement, if any, and (ii) if then invoiced at least one (1) Business Day prior to the Effective Date, any amounts payable pursuant to Section 12.03 of the Credit Agreement.

(c)           All fees and expenses due and owing to the Financial Advisor, Paul Weiss and Alston invoiced at least one (1) Business Day prior to the Effective Date shall have been paid or reimbursed by the Borrower.

(d)           The representations and warranties in Section 9 below are true and correct in all material respects.

(e)           The Administrative Agent shall have received a certificate dated as of the date hereof, duly executed by a Responsible Officer of the Borrower, certifying as to the matters described in item (d) above and such other matters as the Administrative Agent shall reasonably request.

(f)            [Reserved].

(g)           [Reserved].

(h)           The Administrative Agent and the Financial Advisor shall have received a report dated as of April 30, 2015, in the form of Annex I hereto of the Borrower’s and its Subsidiaries’ accounts payable and payments.

(i)            The Administrative Agent and the Financial Advisor shall have received a cash flow forecast of the Borrower and its Subsidiaries for the period of thirteen weeks, commencing May 14, 2015, in form satisfactory to the Administrative Agent and the Financial Advisor.

(j)            All legal matters and other due diligence in connection with this Agreement and the other Loan Documents and the assets and properties of the Loan Parties and their respective Subsidiaries shall be satisfactory to the Administrative Agent, Paul Weiss and the Financial Advisor, and there shall have been furnished to the Administrative Agent, Paul Weiss, and the Financial Advisor at the Borrower’s expense, such agreements and other documents, information and records with respect to the Loan Parties and their respective Subsidiaries in form, substance, scope and methodology satisfactory to the Administrative Agent, Paul Weiss and the Financial Advisor in their sole discretion, as the Administrative Agent, Paul Weiss and the Financial Advisor may reasonably have requested for that purpose.

Section 8.              [Reserved].

Section 9.              Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect to the waivers, amendments, supplements and other modifications as provided herein:

(a)           during the period from April 1, 2015 until and including the Effective Date, no Restricted Subsidiary of the Borrower became an Unrestricted Subsidiary;

(b)           the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Agreement, and the Credit Agreement as amended hereby and the other Loan Documents, each constitutes the legal, valid and binding obligation of each Loan Party a party thereto, enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Agreement by the Borrower and each other Loan Party, the performance by them of the Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements or (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)           no consents, licenses or approvals are required in connection with the validity against each Loan Party of the Loan Documents to which it is a party;

(e)           during the period from April 1, 2015 until and including the Effective Date, the Borrower did not, and did not permit any Restricted Subsidiary to, incur, create, assume or permit to exist any Lien on its Property as more particularly described in Section 4(i) above (other than those Liens existing as of April 1, 2015);

(f)            since the Closing Date and other than as provided on Schedule II hereto, neither the Borrower nor any Restricted Subsidiary has changed the material terms of any commodity-price Swap Agreement, terminated any such Swap Agreement (other than upon final settlement at expiration thereof) or created any off-setting positions in respect of any hedge positions under any such Swap Agreement (whether evidenced by a floor, put or Swap Agreement);

(g)           since the Closing Date and other than as provided on Schedule III hereto, neither the Borrower nor any of the other Loan Parties has Disposed of Oil and Gas Properties or Disposed of any Equity Interests in any Person owning Oil and Gas Properties, in each case, to a Person other than the Borrower or a Subsidiary Guarantor; and

(h)           other than the Anticipated Events of Default, no Default or Event of Default has occurred and is continuing.

Section 10.            Loan Document; Ratification.

(a)           This Agreement is a Loan Document.

(b)           The Borrower and each other Loan Party hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby and each of the other Loan Documents including, without limitation, the Guaranty Agreement, all mortgages and other Security Instruments to which it is a party.

Section 11.            Costs and Expenses.  In accordance with Section 12.03 of the Credit Agreement and Sections 2(d) and 7(c) of this Agreement, the Borrower agrees to reimburse each of the Parties referenced therein for all reasonable and documented out-of-pocket costs and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Agreement and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Agreement.

Section 12.            GOVERNING LAW.

(a)           THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO HERETO OR THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE

STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c)           EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL AND SENDING A COPY BY EMAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OF THE CREDIT AGREEMENT OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 OF THE CREDIT AGREEMENT (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d)           EACH PARTY HEREBY (i) EXPRESSLY AND UNCONDITIONALLY WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12(d).

Section 13.            Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 14.            Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.            Electronic Execution of Assignments.  Loan Documents may be signed electronically. The words “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement or an amendment or other modification thereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms and shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 16.            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  The Administrative Agent may also require that any such documents and signatures delivered by fax or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by fax or other electronic transmission.

Section 17.            No Waiver.  Except for and to the extent of the forbearance provided in Section 3 of this Agreement the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any Default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future breaches or defaults with respect to the Credit Agreement or any other provision of any Loan Document (other than the Anticipated Events of Default during the Forbearance Period).

Section 18.            Successors and Assigns.  This Agreement shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and their respective successors, transferees and assigns.

Section 19.            Entire Agreement.  THIS AGREEMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL

PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

SABINE OIL & GAS CORPORATION,
a New York corporation

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

AG Andvari Fund, L.P.
By: Angelo, Gordon & Co. L.P. its Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

AG Diversified Credit Strategies Master, L.P.
BY: AG Diversified Credit Strategies GP, LLC, its General Partner
By: Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

AG Diversified Income Master Fund, L.P.
BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

AG Global Debt Strategy Partners, L.P.
BY: Angelo, Gordon & Co., L.P. its Fund Advisor

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

AG Rio Grande FMC, L.P.
By: Angelo, Gordon & Co., L.P. its Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

James River Insurance Company
BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

JRG Reinsurance Company, Ltd.
BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust
By: Angelo, Gordon & Co., L.P.,
As Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Kaiser Foundation Hospitals
By: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

NORTHWOODS CAPITAL IX, LIMITED
By: Angelo, Gordon & Co., LP as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Northwoods Capital VIII, Limited
BY: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

NORTHWOODS CAPITAL X, LIMITED
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

NORTHWOODS CAPITAL XI, LIMITED
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

NORTHWOODS CAPITAL XII, LIMITED
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Northwoods Capital XIV, Limited
BY: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

SC Pro Loan IV Limited
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Swiss Capital Alternative Strategies Funds SPC for the account of SC Alternative Strategy 1 SP
By: Angelo, Gordon & Co., L.P., as attorney-in-fact

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

SWISS CAPITAL PRO LOAN III PLC
BY: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

SWISS CAPITAL PRO LOAN V PLC
BY: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Swiss Capital pro Loan VI PLC
BY: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Swiss Capital Pro Loan VIII PLC
BY: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

BABSON GLOBAL FLOATING RATE FUND, a series of Babson Capital Funds Trust
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Bryan High
	Name:	Bryan High
	Title:	Director

The foregoing is executed on behalf of Babson Global Floating Rate Fund, a series of Babson Capital Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

BABSON CAPITAL GLOBAL LOANS LIMITED
By: Babson Capital Management LLC as Sub-Investment Manager

By:	/s/ Bryan High
	Name:	Bryan High
	Title:	Director

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Bryan High
	Name:	Bryan High
	Title:	Director

BABSON CLO LTD. 2014-III
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Bryan High
	Name:	Bryan High
	Title:	Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Bryan High
	Name:	Bryan High
	Title:	Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Bank of America, N.A.

By:	/s/ Jonathan Barnes
	Name:	Jonathan Barnes
	Title:	Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

Candlewood Investment Group, LP, as investment manager to and on behalf of Candlewood Special Situations Master Fund, Ltd., CWD OC 522 Master Fund, Ltd. and Flagler Master Fund SPC Ltd. - Class A Segregated Portfolio

By:	/s/ David Koenig
	Name:	David Koenig
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

CHAMBERS ENERGY CAPITAL II, LP

By: CEC Fund II GP, LLC, its general partner

By:	/s/ J. Robert Chambers
	Name:	J. Robert Chambers
	Title:	Managing Director

CHAMBERS ENERGY CAPITAL II TE, LP

By: CEC Fund II GP, LLC, its general partner

By:	/s/ J. Robert Chambers
	Name:	J. Robert Chambers
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

CREDIT SUISSE LOAN FUNDING LLC,
As Lender

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

ACA CLO 2007-1, LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos Cinco CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO IX
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO X
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO XI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO XII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO XIV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO XV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Apidos CLO XVI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

San Gabriel CLO I LTD
By: Its Investment Advisor, CVC Credit Partners, LLC
Ob behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

Shasta CLO I LTD
By: Its Investment Advisor, CVC Credit Partners, LLC
Ob behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Philip J. Raciti
	Name:	Philip J. Raciti
	Title:	Managing Director
Portfolio Manager

-Sabine Oil & Gas Forbearance

and Third Amendment-

LCM XI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance

and Third Amendment-

LCM XII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance

and Third Amendment-

LCM XIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance

and Third Amendment-

LCM XV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

LCM XVI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

LCM XVII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

Neuberger Berman Fixed Income, LLC, as investment manager on behalf of certain entities (severally and not jointly)

By:	/s/ Patrick Flynn
	Name:	Patrick Flynn
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

Catlin Re Switzerland Ltd,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Catlin Underwriting Agencies LTD,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Oppenheimer Quest for Value Funds, on behalf of its series Oppenheimer Global Allocation Fund,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Oppenheimer Variable Account Funds, for the account of its series Oppenheimer Global Strategic Income Fund/VA,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Oppenheimer Global Strategic Income Fund,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Oppenheimer Master Loan Fund, LLC,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Oppenheimer Senior Floating Rate Plus Fund,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

Oppenheimer Senior Floating Rate Fund,

By:	/s/ Kevin Urlik
	Name:	Kevin Urlik
	Title:	Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Funds: PIMCO Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

The BMW (UK) Operating Pension Scheme
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Monthly Income Fund (Canada)
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

The Sainsbury’s Pension Scheme
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Funds Global Investors Series plc: Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Funds: Private Account Portfolio Series:
PIMCO Senior Floating Rate Portfolio
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Funds: PIMCO Senior Floating Rate Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Loan Interests and Credit Master Fund Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

Stichting Bedrijfspensioenfonds voor de Agrarische
en Voedselvoorzieningshandel
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

Employees’ Retirement System of the State of Rhode Island
By: Pacific Investment Management CompanyLLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Dynamic Credit Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

Metropolitan Employee Benefit System
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

River Birch Master Fund, LP
By: River Birch Capital GP, LLC

By:	/s/ Matthew Gilmartin
	Name:	Matthew Gilmartin
	Title:	Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

P River Birch Ltd
By: River Birch Capital, LLC

By:	/s/ Matthew Gilmartin
	Name:	Matthew Gilmartin
	Title:	Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Anthem, Inc.
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

Aon Hewitt Group Trust - High Yield Plus Bond Fund
By: Sankaty Advisors, LLC as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Catholic Health Initiatives Master Trust
BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

CHI Operating Investment Program L.P.
BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

FirstEnergy System Master Retirement Trust
BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Future Fund Board of Guardians
BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Kaiser Foundation Hospitals
BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Kaiser Permanente Group Trust
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Qantas Superannuation Plan
BY: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Sankaty High Income Partnership, L.P.

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Sankaty Managed Account (TCCC), L.P.

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Sankaty Rio Grande FMC, L.P.

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

-Sabine Oil & Gas Forbearance
and Third Amendment-

TCW INVESTMENT MANAGEMENT COMPANY, on behalf of the funds for which it is investment manager and not for its own account

By:	/s/ Jerry M. Cudzil
	Name:	Jerry M. Cudzil
	Title:	Managing Director

By:	/s/ Sean Plater
	Name:	Sean Plater
	Title:	Senior Vice President

-Sabine Oil & Gas Forbearance
and Third Amendment-

METROPOLITAN WEST ASSET MANAGEMENT, LLC, on behalf of the funds for which it is investment manager and not for its own account

By:	/s/ Jerry M. Cudzil
	Name:	Jerry M. Cudzil
	Title:	Managing Director

-Sabine Oil & Gas Forbearance
and Third Amendment-

WAYZATA OPPORTUNITIES FUND III, L.P.
By: WOF III GP, L.P., its General Partner
By: WOF III GP, LLC, its General Partner

By:	/s/ Blake M. Carlson
	Name:	Blake M. Carlson
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

WAYZATA OPPORTUNITIES FUND OFFSHORE III, L.P.
By: Wayzata Offshore GP III, LLC, its General Partner

By:	/s/ Blake M. Carlson
	Name:	Blake M. Carlson
	Title:	Authorized Signatory

-Sabine Oil & Gas Forbearance
and Third Amendment-

Manulife Floating Rate Income Fund

By:	/s/ Diane R. Landers
	Name:	Diane R. Landers
	Title:	Vice President & COO

-Sabine Oil & Gas Forbearance
and Third Amendment-

Manulife US Dollar Floating Rate Income Fund

By:	/s/ Diane R. Landers
	Name:	Diane R. Landers
	Title:	Vice President & COO

-Sabine Oil & Gas Forbearance
and Third Amendment-

Manulife Floating Rate Senior Loan Fund

By:	/s/ Diane R. Landers
	Name:	Diane R. Landers
	Title:	Vice President & COO

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE BEAR PAW BASIN LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE EAST TEXAS BASIN LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE MID-CONTINENT LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE OIL & GAS FINANCE CORPORATION, a Delaware corporation

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE SOUTH TEXAS LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE WILLISTON BASIN LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

GIANT GAS GATHERING LLC, a Oklahoma limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE MID-CONTINENT GATHERING LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-

Acknowledged and Agreed:

SABINE SOUTH TEXAS GATHERING LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
	Name:	Michael Magilton
	Title:	Senior Vice President and Chief Financial Officer

-Sabine Oil & Gas Forbearance
and Third Amendment-